Exhibit 99.2 American Financial Group, Inc. Investor Supplement - Second Quarter 2022 August 3, 2022 American Financial Group, Inc. Corporate Headquarters Great American Insurance Group Tower 301 E Fourth Street Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc.
Table of Contents - Investor Supplement - Second Quarter 2022

Section	Page
Table of Contents - Investor Supplement - Second Quarter 2022	2
Financial Highlights	3
Summary of Earnings	4
Earnings Per Share Summary	5
Property and Casualty Insurance Segment	
Property and Casualty Insurance - Summary Underwriting Results (GAAP)	6
Specialty - Underwriting Results (GAAP)	7
Property and Transportation - Underwriting Results (GAAP)	8
Specialty Casualty - Underwriting Results (GAAP)	9
Specialty Financial - Underwriting Results (GAAP)	10
Other Specialty - Underwriting Results (GAAP)	11
Annuity Segment	
Discontinued Annuity Operations	12
Consolidated Balance Sheet / Book Value / Debt	
Consolidated Balance Sheet	13
Book Value Per Share and Price / Book Summary	14
Capitalization	15
Additional Supplemental Information	16
Consolidated Investment Supplement	
Total Cash and Investments	17
Net Investment Income From Continuing Operations	18
Alternative Investments - Continuing Operations	19
Fixed Maturities - By Security Type - AFG Consolidated	20
Appendix	
A. Fixed Maturities by Credit Rating & NAIC Designation by Type 6/30/2022	21
B. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2021	22
C. Corporate Securities by Credit Rating & NAIC Designation by Industry 6/30/2022	23
D. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2021	24
E. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 6/30/2022	25
F. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2021	26
G. Real Estate-Related Investments 6/30/2022	27
H. Real Estate-Related Investments 12/31/2021	28

Page 2

American Financial Group, Inc. Financial Highlights (in millions, except per share information) Three Months Ended Six Months Ended 6/30/22 3/31/22 12/31/21 9/30/21 6/30/21 6/30/22 6/30/21 Highlights Net earnings $ 167 $ 290 $ 355 $ 219 $ 1,002 $ 457 $ 1,421 Net earnings from continuing operations 167 290 355 219 2 40 457 507 Core net operating earnings 243 303 351 231 2 05 546 411 Total assets 28,084 28,762 28,931 29,942 28,780 28,084 28,780 Adjusted shareholders' equity (a) 4,401 4,948 4,876 5,062 5 ,396 4,401 5,396 Property and Casualty net written premiums 1,516 1,368 1,270 1,729 1 ,369 2,884 2,574 Per share data Diluted earnings per share $ 1.96 $ 3.40 $ 4.18 $ 2.56 $ 1 1.70 $ 5.36 $ 16.51 Diluted earnings per share from continuing operations 1.96 3.40 4.18 2.56 2 .81 5.36 5.90 Core net operating earnings per share 2.85 3.56 4.12 2.71 2 .39 6.41 4.78 Adjusted book value per share (a) 51.68 58.14 57.42 59.70 6 3.70 51.68 63.70 Dividends per common share 8.5600 2.5600 6.5600 6.5000 14.5000 11.1200 15.0000 Financial ratios Annualized return on equity (b) 14.3% 23.5% 28.5% 16.6% 72.0% 19.2% 51.2% Annualized core operating return on equity (b) 20.7% 24.6% 28.1% 17.6% 14.7% 23.0% 14.8% Property and Casualty combined ratio - Specialty: Loss & LAE ratio 55.4% 53.1% 56.5% 62.4% 57.2% 54.3% 57.0% Underwriting expense ratio 30.4% 30.9% 24.2% 26.6% 30.7% 30.6% 31.2% Combined ratio - Specialty 85.8% 84.0% 80.7% 89.0% 87.9% 84.9% 88.2% (a) Excludes unrealized gains (losses) related to fixed maturity investments, a reconciliation to the GAAP measure is on page 14. (b) Excludes accumulated other comprehensive income. Page 3

American Financial Group, Inc. Summary of Earnings ($ in millions) Three Months Ended Six Months Ended 6/30/22 3/31/22 12/31/21 9/30/21 6/30/21 6/30/22 6/30/21 Property and Casualty Insurance Underwriting profit $ 196 $ 207 $ 279 $ 168 $ 152 $ 403 $ 286 Net investment income 156 223 196 165 1 43 379 302 Other expense (7) (8) 10 (4) (7) (15) (12) Property and Casualty Insurance operating earnings 345 422 485 329 2 88 767 576 Real estate entities and other acquired from Annuity - - - - 2 2 - 50 Interest expense of parent holding companies (23) (23) (23) (24) (23) (46) (47) Other expense (14) (21) (24) (21) (35) (35) (69) Pretax core operating earnings 308 378 438 284 2 52 686 510 Income tax expense 65 75 87 53 4 7 140 99 Core net operating earnings 243 303 351 231 2 05 546 411 Non-core items, net of tax: Realized gains (losses) on securities (73) (12) 4 (12) 3 4 (85) 95 Special A&E charges: - Property and Casualty Insurance run-off operations - - - - - - - Former Railroad and Manufacturing operations - - - - - - - Neon exited lines - - - - 3 - 3 Other non-core items (3) (1) - - (2) (4) (2) Net earnings from continuing operations $ 167 $ 290 $ 355 $ 219 $ 240 $ 457 $ 507 Discontinued Annuity operations - - - - 7 62 - 914 Net earnings $ 167 $ 290 $ 355 $ 219 $ 1,002 $ 457 $ 1,421 Page 4

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information) Three Months Ended Six Months Ended 6/30/22 3/31/22 12/31/21 9/30/21 6/30/21 6/30/22 6/30/21 Core net operating earnings $ 243 $ 303 $ 351 $ 231 $ 205 $ 5 46 $ 4 11 Net earnings from continuing operations $ 167 $ 290 $ 355 $ 219 $ 240 $ 4 57 $ 5 07 Net earnings $ 167 $ 290 $ 355 $ 219 $ 1,002 $ 457 $ 1 ,421 Average number of diluted shares - core 85.339 85.240 85.162 85.171 85.618 8 5.290 8 6.096 Average number of diluted shares - net 85.339 85.240 85.162 85.171 85.618 8 5.290 8 6.096 Diluted earnings per share: Core net operating earnings per share $ 2.85 $ 3.56 $ 4.12 $ 2.71 $ 2.39 $ 6 .41 $ 4 .78 Realized gains (losses) on securities (0.86) (0.14) 0.06 (0.15) 0.40 (1.00) 1.10 Special A&E charges: Property and Casualty Insurance run-off operations - - - - - - - Former Railroad and Manufacturing operations - - - - - - - Neon exited lines - - - - 0.04 - 0.04 Other non-core items (0.03) (0.02) - - (0.02) (0.05) (0.02) Diluted earnings per share, continuing operations $ 1.96 $ 3.40 $ 4.18 $ 2.56 $ 2.81 $ 5 .36 $ 5.90 Discontinued Annuity operations - - - - 8.89 - 1 0.61 Diluted earnings per share $ 1.96 $ 3.40 $ 4.18 $ 2.56 $ 11.70 $ 5 .36 $ 1 6.51 Page 5

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions) Three Months Ended Six Months Ended 6/30/22 3/31/22 12/31/21 9/30/21 6/30/21 6/30/22 6/30/21 Property and Transportation $ 3 9 $ 6 2 $ 1 16 $ 4 5 $ 62 $ 101 $ 118 Specialty Casualty 1 30 1 24 1 40 1 10 71 254 127 Specialty Financial 3 7 2 9 2 4 2 6 21 66 46 Other Specialty (9) (7) 1 (12) (1) (16) (4) Underwriting profit - Specialty 1 97 2 08 2 81 1 69 153 405 287 Other core charges, included in loss and LAE (1) (1) (2) (1) (1) (2) (1) Underwriting profit - Core 1 96 2 07 2 79 1 68 152 403 286 Special A&E charges, included in loss and LAE - - - - - - - Neon exited lines - - - - - - - Underwriting profit - Property and Casualty Insurance $ 1 96 $ 2 07 $ 2 79 $ 1 68 $ 152 $ 403 $ 286 Included in results above: Current accident year COVID-19 related losses $ - $ - $ 2 $ 3 $ 2 $ - $ 11 Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ - $ - $ - $ 1 $ - $ 12 Catastrophe loss 2 2 9 2 5 3 1 10 31 30 Total current accident year catastrophe losses $ 2 2 $ 9 $ 2 5 $ 3 1 $ 11 $ 31 $ 42 Prior year loss reserve development (favorable) / adverse $ (85) $ (88) $ (71) $ (82) $ (67) $ (173) $ (126) Combined ratio: Property and Transportation 92.4% 85.8% 80.5% 93.5% 86.6% 89.3% 86.1% Specialty Casualty 80.1% 80.6% 78.0% 82.0% 87.9% 80.4% 89.0% Specialty Financial 78.4% 82.0% 85.5% 84.2% 86.4% 80.1% 85.4% Other Specialty 114.6% 112.9% 98.0% 122.5% 103.2% 113.8% 103.9% Combined ratio - Specialty 8 5.8% 8 4.0% 8 0.7% 8 9.0% 87.9% 84.9% 88.2% Other core charges 0.2% 0.1% 0.1% 0.0% 0.0% 0.1% 0.0% Neon exited lines charge 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Special A&E charges 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Combined ratio 8 6.0% 8 4.1% 8 0.8% 8 9.0% 87.9% 85.0% 88.2% P&C combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development 90.5% 90.1% 83.8% 92.3% 92.2% 90.2% 91.7% Loss and LAE components - property and casualty insurance Current accident year, excluding COVID-19 related and catastrophe losses 60.1% 59.2% 59.6% 65.7% 61.5% 59.6% 60.5% COVID-19 related losses 0.0% 0.0% 0.2% 0.1% 0.2% 0.0% 0.5% Current accident year catastrophe losses 1.6% 0.7% 1.8% 2.0% 0.9% 1.2% 1.3% Prior accident year loss reserve development (6.1%) (6.7%) (5.0%) (5.4%) ( 5.4%) (6.4%) (5.3%) Loss and LAE ratio 5 5.6% 5 3.2% 5 6.6% 6 2.4% 57.2% 54.4% 57.0% Page 6

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions) Three Months Ended Six Months Ended 6/30/22 3/31/22 12/31/21 9/30/21 6/30/21 6/30/22 6/30/21 Gross written premiums $ 2,123 $ 1,936 $ 1,737 $ 2,656 $ 1,937 $ 4,059 $ 3,553 Ceded reinsurance premiums (607) (568) (467) (927) (568) (1,175) (979) Net written premiums 1,516 1,368 1,270 1,729 1,369 2,884 2,574 Change in unearned premiums (123) (66) 182 (200) (119) (189) (151) Net earned premiums 1,393 1,302 1,452 1,529 1,250 2,695 2,423 Loss and LAE 773 692 820 953 713 1,465 1,380 Underwriting expense 423 402 351 407 384 825 756 Underwriting profit $ 197 $ 208 $ 281 $ 169 $ 153 $ 405 $ 287 Included in results above: Current accident year COVID-19 related losses $ - $ - $ 2 $ 3 $ 2 $ - $ 11 Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ - $ - $ - $ 1 $ - $ 12 Catastrophe loss 22 9 25 31 10 31 30 Total current accident year catastrophe losses $ 22 $ 9 $ 25 $ 31 $ 11 $ 31 $ 42 Prior year loss reserve development (favorable) / adverse $ (86) $ (89) $ (73) $ (83) $ (68) $ (175) $ (127) Combined ratio: Loss and LAE ratio 5 5.4% 53.1% 5 6.5% 62.4% 57.2% 54.3% 57.0% Underwriting expense ratio 30.4% 30.9% 24.2% 26.6% 30.7% 30.6% 31.2% Combined ratio 8 5.8% 8 4.0% 8 0.7% 8 9.0% 87.9% 84.9% 88.2% Specialty combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development 90.5% 90.1% 8 3.7% 9 2.3% 92.2% 90.2% 91.7% Loss and LAE components: Current accident year, excluding COVID-19 related and catastrophe losses 60.1% 59.2% 59.5% 65.7% 61.5% 59.6% 60.5% COVID-19 related losses 0.0% 0.0% 0.2% 0.1% 0.2% 0.0% 0.5% Current accident year catastrophe losses 1.6% 0.7% 1.8% 2.0% 0.9% 1.2% 1.3% Prior accident year loss reserve development (6.3%) (6.8%) (5.0%) (5.4%) ( 5.4%) (6.5%) (5.3%) Loss and LAE ratio 5 5.4% 5 3.1% 5 6.5% 62.4% 57.2% 54.3% 57.0% Page 7

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions) Three Months Ended Six Months Ended 6/30/22 3/31/22 12/31/21 9/30/21 6/30/21 6/30/22 6/30/21 Gross written premiums $ 962 $ 760 $ 558 $ 1,334 $ 851 $ 1,722 $ 1,371 Ceded reinsurance premiums (330) (259) (141) (561) (287) (589) (404) Net written premiums 632 501 417 773 564 1,133 9 67 Change in unearned premiums (127) (58) 180 (73) (111) (185) (120) Net earned premiums 505 443 597 700 453 948 847 Loss and LAE 327 256 394 516 263 583 484 Underwriting expense 139 125 87 139 128 2 64 2 45 Underwriting profit $ 39 $ 62 $ 116 $ 45 $ 62 $ 101 $ 118 Included in results above: Current accident year COVID-19 related losses $ - $ - $ - $ - $ - $ - $ - Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ - $ - $ - $ 1 $ - $ 9 Catastrophe loss 19 6 15 14 6 2 5 2 0 Total current accident year catastrophe losses $ 19 $ 6 $ 15 $ 14 $ 7 $ 25 $ 29 Prior year loss reserve development (favorable) / adverse $ (30) $ (34) $ (2) $ (18) $ (40) $ (64) $ (83) Combined ratio: Loss and LAE ratio 64.7% 57.7% 66.0% 73.7% 58.2% 6 1.4% 5 7.1% Underwriting expense ratio 27.7% 28.1% 14.5% 19.8% 28.4% 2 7.9% 2 9.0% Combined ratio 92.4% 85.8% 80.5% 93.5% 86.6% 8 9.3% 8 6.1% Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development 94.6% 92.1% 78.4% 94.0% 94.0% 9 3.4% 9 3.5% Loss and LAE components: Current accident year, excluding COVID-19 related and catastrophe losses 66.9% 64.0% 63.9% 74.2% 65.6% 6 5.5% 6 4.5% COVID-19 related losses 0.0% 0.0% 0.0% 0.0% 0.0% 0 .0% 0 .0% Current accident year catastrophe losses 3.8% 1.5% 2.5% 2.0% 1.4% 2 .7% 2 .4% Prior accident year loss reserve development (6.0%) (7.8%) (0.4%) (2.5%) (8.8%) (6.8%) (9.8%) Loss and LAE ratio 64.7% 57.7% 66.0% 73.7% 58.2% 6 1.4% 5 7.1% Page 8

**American Financial Group, Inc.**
**Specialty Casualty - Underwriting Results (GAAP)**
($ in millions)

| | Three Months Ended | | | | | Six Months Ended | |
|---|---|---|---|---|---|---|---|
| | 6/30/22 | 3/31/22 | 12/31/21 | 9/30/21 | 6/30/21 | 6/30/22 | 6/30/21 |
| Gross written premiums | $ 948 | $ 976 | $ 968 | $ 1,121 | $ 897 | $ 1,924 | $ 1,801 |
| Ceded reinsurance premiums | (302) | (326) | (340) | (389) | (305) | (628) | (621) |
| Net written premiums | 646 | 650 | 628 | 732 | 592 | 1,296 | 1,180 |
| Change in unearned premiums | 11 | (11) | 8 | (119) | (4) | - | (21) |
| Net earned premiums | 657 | 639 | 636 | 613 | 588 | 1,296 | 1,159 |
| | | | | | | | |
| Loss and LAE | 354 | 344 | 340 | 335 | 363 | 698 | 724 |
| Underwriting expense | 173 | 171 | 156 | 168 | 154 | 344 | 308 |
| **Underwriting profit** | **$ 130** | **$ 124** | **$ 140** | **$ 110** | **$ 71** | **$ 254** | **$ 127** |
| | | | | | | | |
| Included in results above: | | | | | | | |
| Current accident year COVID-19 related losses | - | - | 1 | 1 | - | $ - | $ 7 |
| Current accident year catastrophe losses: | | | | | | | |
| Catastrophe reinstatement premium | $ - | $ - | $ - | $ - | $ - | $ - | $ 1 |
| Catastrophe loss | - | 1 | 3 | 3 | 2 | 1 | 3 |
| Total current accident year catastrophe losses | $ - | $ 1 | $ 3 | $ 3 | $ 2 | $ 1 | $ 4 |
| | | | | | | | |
| Prior year loss reserve development (favorable) / adverse | $ (49) | $ (49) | $ (55) | $ (56) | $ (20) | $ (98) | $ (29) |
| | | | | | | | |
| Combined ratio: | | | | | | | |
| Loss and LAE ratio | 53.9% | 53.8% | 53.5% | 54.6% | 61.9% | 53.9% | 62.5% |
| Underwriting expense ratio | 26.2% | 26.8% | 24.5% | 27.4% | 26.0% | 26.5% | 26.5% |
| **Combined ratio** | **80.1%** | **80.6%** | **78.0%** | **82.0%** | **87.9%** | **80.4%** | **89.0%** |
| | | | | | | | |
| Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development | 87.5% | 88.1% | 85.8% | 90.6% | 90.9% | 87.9% | 90.6% |
| | | | | | | | |
| Loss and LAE components: | | | | | | | |
| Current accident year, excluding COVID-19 related and catastrophe losses | 61.3% | 61.3% | 61.3% | 63.2% | 64.9% | 61.4% | 64.1% |
| COVID-19 related losses | 0.0% | 0.0% | 0.2% | 0.1% | 0.1% | 0.0% | 0.6% |
| Current accident year catastrophe losses | 0.1% | 0.1% | 0.6% | 0.4% | 0.3% | 0.1% | 0.3% |
| Prior accident year loss reserve development | (7.5%) | (7.6%) | (8.6%) | (9.1%) | (3.4%) | (7.6%) | (2.5%) |
| **Loss and LAE ratio** | **53.9%** | **53.8%** | **53.5%** | **54.6%** | **61.9%** | **53.9%** | **62.5%** |

Page 9

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions) Three Months Ended Six Months Ended 6/30/22 3/31/22 12/31/21 9/30/21 6/30/21 6/30/22 6/30/21 Gross written premiums $ 2 13 $ 2 00 $ 2 11 $ 2 01 $ 189 $ 413 $ 381 Ceded reinsurance premiums (36) (41) (38) (36) (30) (77) (61) Net written premiums 1 77 1 59 1 73 1 65 159 336 320 Change in unearned premiums (6) 4 (8) (2) (2) (2) (6) Net earned premiums 1 71 1 63 1 65 1 63 157 334 314 Loss and LAE 4 4 4 8 5 2 5 6 52 92 105 Underwriting expense 9 0 8 6 8 9 8 1 84 176 163 Underwriting profit $ 3 7 $ 2 9 $ 2 4 $ 2 6 $ 21 $ 66 $ 46 Included in results above: Current accident year COVID-19 related losses $ - $ - $ 1 $ 2 $ 2 $ - $ 4 Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ - $ - $ - $ - $ - $ 2 Catastrophe loss 3 2 6 1 4 2 5 6 Total current accident year catastrophe losses $ 3 $ 2 $ 6 $ 1 4 $ 2 $ 5 $ 8 Prior year loss reserve development (favorable) / adverse $ (15) $ (13) $ (13) $ (18) $ (12) $ (28) $ (20) Combined ratio: Loss and LAE ratio 25.7% 29.4% 31.7% 34.2% 3 3.0% 27.5% 33.5% Underwriting expense ratio 52.7% 52.6% 53.8% 50.0% 5 3.4% 5 2.6% 5 1.9% Combined ratio 78.4% 82.0% 85.5% 84.2% 86.4% 80.1% 8 5.4% Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development 85.7% 88.9% 89.3% 86.3% 90.6% 8 7.2% 8 8.3% Loss and LAE components: Current accident year, excluding COVID-19 related and catastrophe losses 33.0% 36.3% 35.5% 36.3% 3 7.2% 34.6% 36.4% COVID-19 related losses 0.0% 0.0% 0.7% 0.9% 1 .3% 0.0% 1.4% Current accident year catastrophe losses 1.5% 1.2% 3.7% 8.2% 1 .8% 1.4% 2.0% Prior accident year loss reserve development (8.8%) (8.1%) (8.2%) (11.2%) (7.3%) (8.5%) (6.3%) Loss and LAE ratio 25.7% 29.4% 31.7% 34.2% 33.0% 2 7.5% 33.5% Page 10

**American Financial Group, Inc.**
**Other Specialty - Underwriting Results (GAAP)**
($ in millions)

| | Three Months Ended | | | | | Six Months Ended | |
|---|---|---|---|---|---|---|---|
| | 6/30/22 | 3/31/22 | 12/31/21 | 9/30/21 | 6/30/21 | 6/30/22 | 6/30/21 |
| Gross written premiums | $ - | $ - | $ - | $ - | $ - | $ - | $ - |
| Ceded reinsurance premiums | 61 | 58 | 52 | 59 | 54 | 119 | 107 |
| Net written premiums | 61 | 58 | 52 | 59 | 54 | 119 | 107 |
| Change in unearned premiums | (1) | (1) | 2 | (6) | (2) | (2) | (4) |
| Net earned premiums | 60 | 57 | 54 | 53 | 52 | 117 | 103 |
| Loss and LAE | 48 | 44 | 34 | 46 | 35 | 92 | 67 |
| Underwriting expense | 21 | 20 | 19 | 19 | 18 | 41 | 40 |
| **Underwriting profit (loss)** | **$ (9)** | **$ (7)** | **$ 1** | **$ (12)** | **$ (1)** | **$ (16)** | **$ (4)** |
| Included in results above: | | | | | | | |
| Current accident year COVID-19 related losses | $ - | $ - | $ - | $ - | $ - | $ - | $ - |
| Current accident year catastrophe losses: | | | | | | | |
| Catastrophe reinstatement premium | $ - | $ - | $ - | $ - | $ - | $ - | $ - |
| Catastrophe loss | - | - | 1 | - | - | - | 1 |
| Total current accident year catastrophe losses | $ - | $ - | $ 1 | $ - | $ - | $ - | $ 1 |
| Prior year loss reserve development (favorable) / adverse | $ 8 | $ 7 | $ (3) | $ 9 | $ 4 | $ 15 | $ 5 |
| Combined ratio: | | | | | | | |
| Loss and LAE ratio | 79.6% | 77.1% | 61.7% | 87.8% | 67.5% | 78.4% | 64.9% |
| Underwriting expense ratio | 35.0% | 35.8% | 36.3% | 34.7% | 35.7% | 35.4% | 39.0% |
| **Combined ratio** | **114.6%** | **112.9%** | **98.0%** | **122.5%** | **103.2%** | **113.8%** | **103.9%** |
| Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development | 101.5% | 99.9% | 100.4% | 105.4% | 96.7% | 100.7% | 98.5% |

Page 11

American Financial Group, Inc. Discontinued Annuity Operations ($ in millions) Three Months Ended (a) Six Months Ended 6/30/22 3/31/22 12/31/21 9/30/21 6/30/21 6/30/22 6/30/21 Pretax Annuity historically reported as core operating (a) $ - $ - $ - $ - $ 129 $ - $ 295 Impact of fair vaule, reinsurance accounting & unlocking - - - - (55) - (33) Realized gains (losses) of Annuity subs - - - - 31 - 112 Run-off life and long-term care - - - - - - - Pretax earnings of businesses sold to Mass Mutual $ - $ - $ - $ - $ 105 $ - $ 374 Less amounts included in continuing operations - - - - (22) - (50) Pretax results from discontinued operations, excluding the gain on sale of discontinued operations $ - $ - $ - $ - $ 83 $ - $ 324 Taxes - - - - (18) - (66) Net earnings from discontinued operations, excluding the gain on sale of discontinued operations $ - $ - $ - $ - $ 65 $ - $ 258 Gain on sale of annuity business - - - - 697 - 656 Net earnings (loss) from discontinued operations $ - $ - $ - $ - $ 762 $ - $ 914 (a) AFG completed the sale of its Annuity businesses on May 28, 2021. The amounts for three months ended 6/30/21 and six months ended 6/30/21 only include earnings through the sale date. Page 12

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions) 6/30/22 3/31/22 12/31/21 9/30/21 6/30/21 3/31/21 Assets: Total cash and investments $ 14,268 $ 15,601 $ 15,745 $ 16,387 $ 16,125 $ 13,900 Recoverables from reinsurers 3,567 3,478 3,519 3,523 3 ,330 3,231 Prepaid reinsurance premiums 1,006 933 834 1,028 8 65 755 Agents' balances and premiums receivable 1,623 1,391 1,265 1,492 1 ,423 1,209 Deferred policy acquisition costs 293 271 267 262 2 58 244 Assets of managed investment entities 5,218 5,231 5,296 5,130 5 ,086 5,102 Other receivables 740 645 857 1,097 6 82 576 Assets of discontinued annuity operations - - - - - 48,139 Other assets 1,123 966 902 847 8 35 865 Goodwill 246 246 246 176 1 76 176 Total assets $ 28,084 $ 28,762 $ 28,931 $ 29,942 $ 28,780 $ 74,197 Liabilities and Equity: Unpaid losses and loss adjustment expenses $ 11,201 $ 10,986 $ 11,074 $ 10,991 $ 10,498 $ 10,384 Unearned premiums 3,397 3,206 3,041 3,415 3 ,054 2,821 Payable to reinsurers 971 910 920 1,146 8 29 753 Liabilities of managed investment entities 5,133 5,112 5,220 5,034 5 ,029 5,045 Long-term debt 1,542 1,917 1,964 1,964 1 ,963 1,963 Other liabilities 1,773 1,796 1,700 2,152 1 ,806 1,653 Liabilities of discontinued annuity operations - - - - - 44,893 Total liabilities $ 24,017 $ 23,927 $ 23,919 $ 24,702 $ 23,179 $ 67,512 Shareholders' equity: Common stock $ 85 $ 85 $ 85 $ 85 $ 8 5 $ 85 Capital surplus 1,351 1,340 1,330 1,315 1 ,303 1,279 Retained earnings 2,979 3,541 3,478 3,680 4 ,023 4,354 Unrealized gains - fixed maturities (326) (109) 136 178 2 05 963 Unrealized gains (losses) - fixed maturity-related cash flow hedges (8) (4) - - - 27 Other comprehensive income, net of tax (14) (18) (17) (18) (15) (23) Total shareholders' equity 4,067 4,835 5,012 5,240 5 ,601 6,685 Total liabilities and equity $ 28,084 $ 28,762 $ 28,931 $ 29,942 $ 28,780 $ 74,197 Page 13

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information) 6/30/22 3/31/22 12/31/21 9/30/21 6/30/21 3/31/21 Shareholders' equity $ 4,067 $ 4,835 $ 5,012 $ 5,240 $ 5,601 $ 6 ,685 Unrealized (gains) losses related to fixed maturities 334 113 (136) (178) (205) (990) Adjusted shareholders' equity 4,401 4,948 4,876 5,062 5,396 5 ,695 Goodwill from continuing and discontinued operations (246) (246) (246) (176) (176) (207) Intangibles (101) (104) (106) (29) (30) (31) $ 4,054 $ 4,598 $ 4,524 $ 4,857 $ 5,190 $ 5 ,457 Tangible adjusted shareholders' equity Common shares outstanding 85.154 85.103 84.921 84.795 84.714 8 5.126 Book value per share: Book value per share $ 47.76 $ 56.81 $ 59.02 $ 61.80 $ 66.12 $ 7 8.53 Adjusted (a) 51.68 58.14 57.42 59.70 63.70 6 6.89 Tangible, adjusted (b) 47.60 54.02 53.26 57.28 61.27 6 4.10 Market capitalization AFG's closing common share price $ 138.81 $ 145.62 $ 137.32 $ 125.83 $ 124.72 $ 1 14.10 Market capitalization $ 11,820 $ 12,393 $ 11,661 $ 10,670 $ 10,566 $ 9 ,713 Price / Adjusted book value ratio 2.69 2.50 2.39 2.11 1.96 1.71 (a) Excludes unrealized gains (losses) related to fixed maturity investments. (b) Excludes unrealized gains (losses) related to fixed maturity investments, goodwill and intangibles. Page 14

American Financial Group, Inc. Capitalization ($ in millions) 6/30/22 3/31/22 12/31/21 9/30/21 6/30/21 3/31/21 AFG senior obligations $ 893 $ 1,270 $ 1,318 $ 1,318 $ 1,318 $ 1 ,318 - - - - - - Borrowings drawn under credit facility Debt excluding subordinated debt $ 893 $ 1,270 $ 1,318 $ 1,318 $ 1,318 $ 1,318 AFG subordinated debentures 675 675 675 675 675 6 75 Total principal amount of long-term debt $ 1,568 $ 1,945 $ 1,993 $ 1,993 $ 1,993 $ 1,993 Shareholders' equity 4,067 4,835 5,012 5,240 5,601 6 ,685 Less: 334 113 (136) (178) (205) (990) Unrealized (gains) losses related to fixed maturity investments $ 5,969 $ 6,893 $ 6,869 $ 7,055 $ 7,389 $ 7 ,688 Total adjusted capital Ratio of debt to total adjusted capital: Including subordinated debt 26.3% 28.2% 29.0% 28.2% 27.0% 2 5.9% Excluding subordinated debt 15.0% 18.4% 19.2% 18.7% 17.8% 1 7.1% Page 15

American Financial Group, Inc. Additional Supplemental Information ($ in millions) Three Months Ended Six Months Ended 6/30/22 3/31/22 12/31/21 9/30/21 6/30/21 6/30/22 6/30/21 Property and Casualty Insurance $ 678 $ 714 $ 758 $ 678 $ 667 $ 1,392 $ 1,341 Paid Losses (GAAP) 6/30/22 3/31/22 12/31/21 9/30/21 6/30/21 3/31/21 GAAP Equity (excluding AOCI) Property and Casualty Insurance $ 5,399 $ 5,375 $ 5,228 $ 4,934 $ 4,779 $ 4,571 Annuity - - - - - 3,012 (984) (409) (335) 146 6 32 (1,865) Parent and other subsidiaries $ 4,415 $ 4,966 $ 4,893 $ 5,080 $ 5,411 $ 5,718 AFG GAAP Equity (excluding AOCI) Allowable dividends without regulatory approval Property and Casualty Insurance $ 843 $ 843 $ 843 $ 416 $ 416 $ 416 - - - - - 2 89 Annuity and Run-off $ 843 $ 843 $ 843 $ 416 $ 416 $ 705 Total Page 16

American Financial Group, Inc. Total Cash and Investments ($ in millions) Carrying Value - June 30, 2022 Property and % of Casualty Parent & Consolidate Total AFG Investment Insurance Other CLOs Consolidated Portfolio Total cash and investments: Cash and cash equivalents $ 744 $ 2 23 $ - $ 967 7% Fixed maturities - Available for sale 9,308 4 85 - 9,793 69% Fixed maturities - Trading 29 - - 29 0% Equity securities - common stocks 527 4 2 - 569 4% Equity securities - perpetual preferred 460 - - 460 3% Investments accounted for using the equity method 1,626 - - 1,626 11% Mortgage loans 692 - - 692 5% Real estate and other investments 124 9 3 (85) 132 1% Total cash and investments $ 13,510 $ 8 43 $ (85) $ 14,268 100% Carrying Value - December 31, 2021 Property and % of Casualty Parent & Consolidate Total AFG Investment Insurance Other CLOs Consolidated Portfolio Total cash and investments: Cash and cash equivalents $ 1,529 $ 6 02 $ - $ 2,131 13% Fixed maturities - Available for sale 9,163 1 ,194 - 10,357 66% Fixed maturities - Trading 28 - - 28 0% Equity securities - common stocks 500 8 6 - 586 4% Equity securities - perpetual preferred 456 - - 456 3% Investments accounted for using the equity method 1,517 - - 1,517 10% Mortgage loans 520 - - 520 3% Real estate and other investments 123 1 03 (76) 150 1% Total cash and investments $ 13,836 $ 1 ,985 $ (76) $ 15,745 100% Page 17

American Financial Group, Inc. Net Investment Income From Continuing Operations ($ in millions) Three Months Ended Six Months Ended 6/30/22 3/31/22 12/31/21 9/30/21 6/30/21 6/30/22 6/30/21 Property and Casualty Insurance: Gross Investment Income Fixed maturities - Available for sale $ 8 1 $ 7 6 $ 6 8 $ 7 0 $ 70 $ 1 57 $ 1 42 Fixed maturities - Trading 1 - - 1 - 1 - Equity securities - dividends 7 7 8 6 6 1 4 1 4 Equity securities - MTM (2) 8 1 4 6 5 6 2 8 Equity in investees 7 6 1 33 9 9 7 3 51 2 09 1 00 AFG managed CLOs (12) (2) 3 5 7 (14) 1 2 Other investments (a) 9 5 8 8 6 1 4 1 0 Gross investment income 1 60 2 27 2 00 1 69 145 3 87 3 06 Investment expenses (4) (4) (4) (4) (2) (8) (4) Total net investment income $ 1 56 $ 2 23 $ 1 96 $ 1 65 $ 143 $ 3 79 $ 3 02 Average cash and investments (b) $ 13,983 $ 13,858 $ 13,552 $ 13,194 $ 12,630 $ 13,878 $ 12,539 4.46% 6.44% 5.79% 5.00% 4.53% 5.46% 4.82% Average yield (c) AFG consolidated net investment income: Property & Casualty core $ 1 56 $ 2 23 $ 1 96 $ 1 65 $ 143 $ 3 79 $ 3 02 Neon exited lines non-core - - - - - - - Equity in Investees (d) - - - - 20 - 4 9 Other Investments (d) - - - - 2 - 2 Parent & other - 5 1 6 9 6 5 1 1 Consolidate CLOs 1 2 2 (3) (5) (7) 1 4 (12) Total net investment income $ 1 68 $ 2 30 $ 2 09 $ 1 69 $ 164 $ 3 98 $ 3 52 (a) Includes income from mortgage loans, real estate, short-term investments, and cash equivalents. (b) Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances. (c) Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter. (d) Investment income on real estate-related assets retained by AFG from the sale of the annuity business. Page 18

American Financial Group, Inc. Alternative Investments - Continuing Operations ($ in millions) Three Months Ended Six Months Ended 6/30/22 3/31/22 12/31/21 9/30/21 6/30/21 6/30/22 6/30/21 Property and Casualty Insurance: Net Investment Income Equity securities MTM through investment income (a) $ (2) $ 8 $ 1 4 $ 6 $ 5 $ 6 $ 2 8 Investments accounted for using the equity method (b) 7 6 1 33 9 9 7 3 5 1 2 09 1 00 AFG managed CLOs (eliminated in consolidation) (12) (2) 3 5 7 (14) 1 2 Total Property & Casualty $ 6 2 $ 1 39 $ 1 16 $ 8 4 $ 6 3 $ 2 01 $ 1 40 Investments Equity securities MTM through investment income (a) $ 2 76 $ 2 61 $ 2 34 $ 1 95 $ 172 $ 2 76 $ 1 72 Investments accounted for using the equity method (b) 1 ,626 1 ,619 1 ,517 1 ,407 1,378 1 ,626 1 ,378 AFG managed CLOs (eliminated in consolidation) 8 5 1 19 7 6 9 6 5 7 8 5 5 7 Total Property & Casualty $ 1,987 $ 1 ,999 $ 1 ,827 $ 1 ,698 $ 1,607 $ 1,987 $ 1,607 Annualized Return - Property & Casualty 1 2.4% 2 9.1% 2 6.3% 2 0.3% 22.9% 20.7% 26.3% Continuing Operations: Net Investment Income Equity securities MTM through investment income (a) $ (2) $ 8 $ 1 4 $ 6 $ 5 $ 6 $ 2 8 Investments accounted for using the equity method (b)(c) 7 6 1 33 9 9 7 3 7 1 2 09 1 49 AFG managed CLOs (eliminated in consolidation) (12) (2) 3 5 7 (14) 1 2 Total Continuing operations $ 6 2 $ 1 39 $ 1 16 $ 8 4 $ 83 $ 2 01 $ 1 89 Investments Equity securities MTM through investment income (a) $ 2 76 $ 2 61 $ 2 34 $ 1 95 $ 172 $ 2 76 $ 1 72 Investments accounted for using the equity method (b) 1 ,626 1 ,619 1 ,517 1 ,407 1,378 1 ,626 1 ,378 AFG managed CLOs (eliminated in consolidation) 8 5 1 19 7 6 9 6 5 7 8 5 5 7 Total Continuing operations $ 1 ,987 $ 1 ,999 $ 1 ,827 $ 1,698 $ 1,607 $ 1,987 $ 1 ,607 Annualized Return - Continuing operations 1 2.4% 2 9.1% 2 6.3% 2 0.3% 21.1% 20.7% 24.8% (a) AFG carries the small portion of its equity securities previously classified as trading and investments in limited partnerships and similar investments that aren't accounted for using the equity method at fair value through net investment income. (b) The majority of AFG's investments accounted for using the equity method mark their underlying assets to market through net income. (c) Includes investment income on real estate-related partnerships retained by AFG from the sale of the annuity business. Page 19

**American Financial Group, Inc.**
**Fixed Maturities - By Security Type - AFG Consolidated**
($ in millions )

| June 30, 2022 | Book Value (c) | Fair Value | Unrealized Gain (Loss) | % of Fair Value | % of Investment Portfolio |
|---|---|---|---|---|---|
| US Government and government agencies | $ 226 | $ 216 | $ (10) | 2% | 2% |
| States, municipalities and political subdivisions | 1,440 | 1,402 | (38) | 14% | 9% |
| Foreign government | 283 | 272 | (11) | 3% | 2% |
| Residential mortgage-backed securities | 1,645 | 1,555 | (90) | 16% | 11% |
| Commercial mortgage-backed securities | 94 | 92 | (2) | 1% | 1% |
| Collateralized loan obligations | 1,648 | 1,607 | (41) | 16% | 11% |
| Other asset-backed securities | 2,377 | 2,258 | (119) | 23% | 16% |
| Corporate and other bonds | 2,522 | 2,420 | (102) | 25% | 17% |
| **Total AFG consolidated** | **$ 10,235** | **$ 9,822** | **$ (413)** | **100%** | **69%** |

**Annualized yield on available for sale fixed maturities:**

| | |
|---|---|
| Excluding investment expense (a) | 3.14% |
| Net of investment expense (a) | 2.99% |
| Tax equivalent, net of investment expense (b) | 3.10% |

**Approximate average life and duration:**

| | |
|---|---|
| Approximate average life | 4.0 years |
| Approximate duration | 3.0 years |

| December 31, 2021 | Book Value (c) | Fair Value | Unrealized Gain (Loss) | % of Fair Value | % of Investment Portfolio |
|---|---|---|---|---|---|
| US Government and government agencies | $ 216 | $ 216 | $ - | 2% | 1% |
| States, municipalities and political subdivisions | 1,758 | 1,832 | 74 | 18% | 12% |
| Foreign government | 273 | 271 | (2) | 2% | 2% |
| Residential mortgage-backed securities | 915 | 960 | 45 | 9% | 6% |
| Commercial mortgage-backed securities | 102 | 104 | 2 | 1% | 1% |
| Collateralized loan obligations | 1,642 | 1,643 | 1 | 16% | 10% |
| Other asset-backed securities | 2,670 | 2,676 | 6 | 26% | 17% |
| Corporate and other bonds | 2,636 | 2,683 | 47 | 26% | 17% |
| **Total AFG consolidated** | **$ 10,212** | **$ 10,385** | **$ 173** | **100%** | **66%** |

**Annualized yield on available for sale fixed maturities:**

| | |
|---|---|
| Excluding investment expense (a) | 2.84% |
| Net of investment expense (a) | 2.74% |
| Tax equivalent, net of investment expense (b) | 2.86% |

**Approximate average life and duration:**

| | |
|---|---|
| Approximate average life | 3.5 years |
| Approximate duration | 2 years |

(a) Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter.
Average cost is the average of the beginning and ending quarter asset balances.
(b) Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.
(c) Book Value is amortized cost, net of allowance for expected credit losses.

Page 20

**Appendix A**
**American Financial Group, Inc.**
**Fixed Maturities by Credit Rating & NAIC Designation by Type**
**6/30/2022**
($ in millions)

| | Fair Value by Type | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| **By Credit Rating (a)** | **US Gov** | **Munis** | **Frgn Gov** | **RMBS** | **CMBS** | **CLOs** | **ABS** | **Corp/Oth** | **Total** | **% Total** |
| Investment grade | | | | | | | | | | |
| AAA | $ 216 | $ 543 | $ 238 | $ 1,258 | $ 63 | $ 1,413 | $ 919 | $ 39 | $ 4,689 | 48% |
| AA | - | 795 | 10 | 6 | 17 | 134 | 373 | 156 | 1,491 | 15% |
| A | - | 52 | 5 | 64 | 6 | 49 | 443 | 550 | 1,169 | 12% |
| BBB | - | 8 | 9 | 2 | 3 | 8 | 396 | 1,150 | 1,576 | 16% |
| Subtotal - Investment grade | 216 | 1,398 | 262 | 1,330 | 89 | 1,604 | 2,131 | 1,895 | 8,925 | 91% |
| BB | - | - | - | 9 | 3 | - | 7 | 169 | 188 | 2% |
| B | - | - | - | 8 | - | - | 4 | 31 | 43 | 1% |
| CCC, CC, C | - | - | - | 117 | - | - | 2 | 3 | 122 | 1% |
| D | - | - | - | 15 | - | - | - | - | 15 | 0% |
| Subtotal - Non-Investment grade | - | - | - | 149 | 3 | - | 13 | 203 | 368 | 4% |
| Not Rated (b) | - | 4 | 10 | 76 | - | 3 | 114 | 322 | 529 | 5% |
| **Total** | **$ 216** | **$ 1,402** | **$ 272** | **$ 1,555** | **$ 92** | **$ 1,607** | **$ 2,258** | **$ 2,420** | **$ 9,822** | **100%** |

| | Fair Value by type | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| **NAIC designation** | **US Gov** | **Munis** | **Frgn gov** | **RMBS** | **CMBS** | **CLOs** | **ABS** | **Corp/Oth** | **Total** | **% Total** |
| 1 | $ 216 | $ 1,394 | $ 230 | $ 1,473 | $ 89 | $ 1,353 | $ 1,730 | $ 931 | $ 7,416 | 81% |
| 2 | - | 8 | - | 1 | - | - | 396 | 1,180 | 1,585 | 17% |
| Subtotal | 216 | 1,402 | 230 | 1,474 | 89 | 1,353 | 2,126 | 2,111 | 9,001 | 98% |
| 3 | - | - | - | 1 | 3 | - | 7 | 183 | 194 | 2% |
| 4 | - | - | - | 2 | - | - | 5 | 17 | 24 | 0% |
| 5 | - | - | - | 4 | - | - | 7 | 23 | 34 | 0% |
| 6 | - | - | - | 1 | - | - | - | - | 1 | 0% |
| Subtotal | - | - | - | 8 | 3 | - | 19 | 223 | 253 | 2% |
| Total insurance companies | **$ 216** | **$ 1,402** | **$ 230** | **$ 1,482** | **$ 92** | **$ 1,353** | **$ 2,145** | **$ 2,334** | **$ 9,254** | **100%** |
| Total non-insurance (c) | - | - | 42 | 73 | - | 254 | 113 | 86 | 568 | |
| Total | **$ 216** | **$ 1,402** | **$ 272** | **$ 1,555** | **$ 92** | **$ 1,607** | **$ 2,258** | **$ 2,420** | **$ 9,822** | |

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) For ABS, 95% are NAIC 1 and 0% are held by non-insurance companies.
For Corp/Oth, 58% are NAIC 1, 9% NAIC 2 and 26% are held by non-insurance companies.
For Total, 70% are NAIC 1, 5% NAIC 2 and 17% are held by non-insurance companies.
(c) 76% are investment grade rated.

Page 21

**Appendix B**
**American Financial Group, Inc.**
**Fixed Maturities by Credit Rating & NAIC Designation by Type**
**12/31/2021**
($ in millions)

| | Fair Value by Type | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| **By Credit Rating (a)** | **US Gov** | **Munis** | **Frgn Gov** | **RMBS** | **CMBS** | **CLOs** | **ABS** | **Corp/Oth** | **Total** | **% Total** |
| Investment grade | | | | | | | | | | |
| AAA | $ 216 | $ 745 | $ 260 | $ 654 | $ 73 | $ 1,428 | $ 1,330 | $ 50 | $ 4,756 | 46% |
| AA | - | 1,010 | - | 7 | 15 | 149 | 420 | 179 | 1,780 | 17% |
| A | - | 60 | - | 19 | 1 | 56 | 416 | 675 | 1,227 | 12% |
| BBB | - | 9 | 1 | 4 | 12 | 9 | 274 | 1,062 | 1,371 | 13% |
| Subtotal - Investment grade | 216 | 1,824 | 261 | 684 | 101 | 1,642 | 2,440 | 1,966 | 9,134 | 88% |
| BB | - | - | - | 11 | 3 | - | 4 | 144 | 162 | 2% |
| B | - | - | - | 14 | - | - | 9 | 14 | 37 | 0% |
| CCC, CC, C | - | - | - | 138 | - | - | - | 7 | 145 | 1% |
| D | - | - | - | 19 | - | - | - | - | 19 | 0% |
| Subtotal - Non-Investment grade | - | - | - | 182 | 3 | - | 13 | 165 | 363 | 3% |
| Not Rated (b) | - | 8 | 10 | 94 | - | 1 | 223 | 552 | 888 | 9% |
| **Total** | **$ 216** | **$ 1,832** | **$ 271** | **$ 960** | **$ 104** | **$ 1,643** | **$ 2,676** | **$ 2,683** | **$ 10,385** | **100%** |

| | Fair Value by type | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| **NAIC designation** | **US Gov** | **Munis** | **Frgn gov** | **RMBS** | **CMBS** | **CLOs** | **ABS** | **Corp/Oth** | **Total** | **% Total** |
| 1 | $ 216 | $ 1,822 | $ 246 | $ 892 | $ 101 | $ 1,172 | $ 1,935 | $ 1,157 | $ 7,541 | 83% |
| 2 | - | 9 | - | 3 | - | 9 | 274 | 1,082 | 1,377 | 15% |
| Subtotal | 216 | 1,831 | 246 | 895 | 101 | 1,181 | 2,209 | 2,239 | 8,918 | 98% |
| 3 | - | - | - | 3 | 3 | - | 4 | 146 | 156 | 2% |
| 4 | - | - | - | 1 | - | - | 9 | 20 | 30 | 0% |
| 5 | - | - | - | 8 | - | 1 | 2 | 29 | 40 | 0% |
| 6 | - | - | - | 1 | - | - | - | - | 1 | 0% |
| Subtotal | - | - | - | 13 | 3 | 1 | 15 | 195 | 227 | 2% |
| Total insurance companies | **$ 216** | **$ 1,831** | **$ 246** | **$ 908** | **$ 104** | **$ 1,182** | **$ 2,224** | **$ 2,434** | **$ 9,145** | **100%** |
| Total non-insurance (c) | - | 1 | 25 | 52 | - | 461 | 452 | 249 | 1,240 | |
| Total | **$ 216** | **$ 1,832** | **$ 271** | **$ 960** | **$ 104** | **$ 1,643** | **$ 2,676** | **$ 2,683** | **$ 10,385** | |

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) For ABS, 87% are NAIC 1 and 12% are held by non-insurance companies.
For Corp/Oth, 47% are NAIC 1, 4% NAIC 2 and 44% are held by non-insurance companies.
For Total, 61% are NAIC 1, 3% NAIC 2 and 31% are held by non-insurance companies.
(c) 75% are investment grade rated.

Page 22

Appendix C American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 6/30/2022 ($ in millions) Fair Value By Industry Asset Other Capital Managers Financials Banking Technology Consumer Insurance REITs Autos Goods Energy Healthcare Communications Other Total % Total Credit Rating (a) Investment Grade AAA $ - $ - $ - $ 2 1 $ 8 $ - $ - $ - $ - $ - $ - $ 9 $ 1 $ 3 9 2% AA - 1 2 - 3 2 4 8 3 1 - - - 2 0 1 1 - 2 1 56 6% A 4 6 8 0 3 5 4 9 2 6 8 7 5 3 4 1 4 9 1 5 1 4 1 2 4 3 5 50 23% BBB 3 77 1 00 2 13 9 2 5 4 2 9 7 0 2 3 1 8 1 1 1 0 2 5 1 28 1,150 48% Subtotal 4 23 1 92 2 48 1 94 1 36 1 47 1 23 6 4 6 7 4 6 3 5 4 6 1 74 1 ,895 79% BB 1 3 1 - 1 6 3 9 4 2 1 1 2 7 3 - 7 1 1 69 7% B - 1 - 1 1 5 1 - 4 - - 3 - 6 3 1 1% CCC, CC, C - - - - 2 - - - - - 1 - - 3 0% D - - - - - - - - - - - - - - 0% Subtotal 1 3 2 - 2 7 4 6 5 2 1 5 2 7 7 - 7 7 2 03 8% Not Rated (b) 1 4 2 41 - 9 1 5 8 7 - 2 - 5 - 2 1 3 22 13% Total $ 4 50 $ 4 35 $ 2 48 $ 2 30 $ 1 97 $ 1 60 $ 1 32 $ 7 9 $ 7 1 $ 5 3 $ 4 7 $ 4 6 $ 2 72 $ 2,420 100% Fair Value By Industry Asset Other Capital NAIC designation Managers Financials Banking Technology Consumer Insurance REITs Autos Goods Energy Healthcare Communications Other Total % Total 1 $ 5 1 $ 257 $ 3 5 $ 102 $ 8 6 $ 118 $ 5 3 $ 4 1 $ 4 9 $ 3 5 $ 2 6 $ 2 1 $ 5 7 $ 931 40% 2 386 1 01 2 13 9 2 6 0 3 0 7 7 2 3 2 0 1 1 1 0 2 5 1 32 1,180 51% Subtotal 4 37 3 58 2 48 1 94 1 46 1 48 1 30 64 6 9 4 6 3 6 4 6 1 89 2 ,111 91% 3 1 3 2 - 2 9 4 0 3 2 1 1 2 7 4 - 7 0 1 83 7% 4 - - - 4 4 1 - 4 - - 3 - 1 1 7 1% 5 - - - 3 7 - - - - - 4 - 9 2 3 1% 6 - - - - - - - - - - - - - - 0% Subtotal 1 3 2 - 3 6 5 1 4 2 1 5 2 7 1 1 - 8 0 2 23 9% Total insurance companies $ 4 50 $ 3 60 $ 2 48 $ 2 30 $ 1 97 $ 1 52 $ 1 32 $ 7 9 $ 7 1 $ 5 3 $ 4 7 $ 4 6 $ 2 69 $ 2,334 100% Total non-insurance - 7 5 - - - 8 - - - - - - 3 8 6 Total $ 4 50 $ 4 35 $ 2 48 $ 2 30 $ 1 97 $ 1 60 $ 1 32 $ 7 9 $ 7 1 $ 5 3 $ 4 7 $ 4 6 $ 2 72 $ 2,420 (a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest. (b) For Other Financials, 69% are NAIC 1 and 31% are held by non-insurance companies. For the Total, 58% are NAIC 1, 9% NAIC 2 and 26% are held by non-insurance companies. Page 23

Appendix D American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2021 ($ in millions) Fair Value By Industry Other Asset Capital Financials Managers Banking Technology Insurance Autos Consumer REITs Energy Healthcare Communications Goods Other Total % Total Credit Rating (a) Investment Grade AAA $ - $ - $ - $ 1 6 $ - $ - $ 9 $ - $ - $ 1 0 $ 13 $ - $ 2 $ 5 0 2% AA 1 3 - 2 7 4 7 3 5 - 1 7 - 3 5 2 - - 3 1 79 7% A 1 04 3 7 9 0 2 6 1 16 5 5 4 4 5 7 2 1 2 2 23 4 6 3 4 6 75 25% BBB 1 02 3 19 2 04 7 5 1 7 8 8 2 2 6 3 3 0 3 9 32 1 2 5 9 1 ,062 39% Subtotal 2 19 3 56 3 21 1 64 1 68 1 43 9 2 1 20 8 6 7 3 68 5 8 9 8 1 ,966 73% BB 4 5 - 3 5 3 1 1 4 4 - 9 9 - 2 2 2 1 44 5% B - - - 3 - 4 5 - - 2 - - - 1 4 1% CCC, CC, C - - - - - - 2 - - - - - 5 7 0% D - - - - - - - - - - - - - - 0% Subtotal 4 5 - 3 8 3 1 5 5 1 - 9 1 1 - 2 2 7 1 65 6% Not Rated (b) 4 83 1 0 - - 1 0 - 1 5 6 - 6 - 2 2 0 5 52 21% Total $ 7 06 $ 3 71 $ 3 21 $ 2 02 $ 1 81 $ 1 58 $ 1 58 $ 1 26 $ 9 5 $ 9 0 $ 68 $ 6 2 $ 1 45 $ 2,683 100% Fair Value By Industry Other Asset Capital NAIC designation Financials Managers Banking Technology Insurance Autos Consumer REITs Energy Healthcare Communications Goods Other Total % Total 1 $ 356 $ 3 7 $ 118 $ 8 8 $ 151 $ 5 5 $ 7 3 $ 5 7 $ 5 6 $ 3 5 $ 36 $ 4 6 $ 4 9 $ 1,157 48% 2 1 03 3 29 2 03 7 5 1 7 8 8 2 7 6 3 3 0 3 9 3 2 1 4 6 2 1,082 44% Subtotal 4 59 3 66 3 21 1 63 1 68 1 43 1 00 1 20 86 7 4 68 6 0 1 11 2 ,239 92% 3 4 5 - 3 3 3 1 1 4 4 6 9 8 - 2 2 1 1 46 6% 4 4 - - 3 1 4 5 - - 3 - - - 2 0 1% 5 3 - - 3 - - 9 - - 5 - - 9 2 9 1% 6 - - - - - - - - - - - - - - 0% Subtotal 1 1 5 - 3 9 4 1 5 5 8 6 9 1 6 - 2 3 0 1 95 8% Total insurance companies $ 4 70 $ 3 71 $ 3 21 $ 2 02 $ 1 72 $ 1 58 $ 1 58 $ 1 26 $ 9 5 $ 9 0 $ 68 $ 6 2 $ 1 41 $ 2,434 100% Total non-insurance 2 36 - - - 9 - - - - - - - 4 2 49 Total $ 7 06 $ 3 71 $ 3 21 $ 2 02 $ 1 81 $ 1 58 $ 1 58 $ 1 26 $ 9 5 $ 9 0 $ 68 $ 6 2 $ 1 45 $ 2,683 (a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest. (b) For Other Financials, 50% are NAIC 1 and 49% are held by non-insurance companies. For the Total, 47% are NAIC 1, 4% NAIC 2, and 44% are held by non-insurance companies. Page 24

Appendix E American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 6/30/2022 ($ in millions) Fair Value By Collateral Type Single Triple Mortgage Commercial Whole Secured Family Net Servicer Consumer Credit Rating (a) Real Estate Business TruPS Financing (c) Rental Lease Railcar Aircraft Receivables Loans Auto Other Total % Total Investment Grade AAA $ 478 $ - $ 44 $ 25 $ 149 $ 134 $ - $ - $ 15 $ 8 $ 30 $ 36 $ 919 41% AA 8 37 1 81 49 17 21 - 9 - 23 18 10 3 73 16% A - 4 8 3 6 - 9 1 50 4 5 - 4 1 - 1 50 4 43 20% BBB - 2 64 - 1 - - 7 3 4 6 8 - - 2 2 396 18% Subtotal 4 86 3 05 2 33 1 11 1 66 1 64 1 57 8 8 8 3 7 2 4 8 2 18 2,131 95% BB - - - 1 - - - 6 - - - - 7 0% B - - - - - - - 4 - - - - 4 0% CCC, CC, C - - - - - - - 2 - - - - 2 0% D - - - - - - - - - - - - - 0% Subtotal - - - 1 - - - 1 2 - - - - 1 3 0% Not Rated (b) - - - 9 7 - - - 4 - - - 1 3 1 14 5% Total $ 4 86 $ 3 05 $ 233 $ 2 09 $ 166 $ 1 64 $ 1 57 $ 1 04 $ 8 3 $ 7 2 $ 4 8 $ 2 31 $ 2,258 100% Fair Value By Collateral Type Single Triple Mortgage Commercial Whole Secured Family Net Servicer Consumer Real Estate Business TruPS Financing (c) Rental Lease Railcar Aircraft Receivables Loans Auto Other Total % Total NAIC designation 1 $ 380 $ 41 $ 233 $ 207 $ 166 $ 164 $ 150 $ 53 $ 15 $ 72 $ 41 $ 208 $ 1,730 81% 2 - 2 64 - 1 - - 7 34 6 8 - - 2 2 3 96 18% Subtotal 3 80 3 05 2 33 2 08 1 66 1 64 1 57 87 83 72 41 2 30 2,126 99% 3 - - - 1 - - - 6 - - - - 7 1% 4 - - - - - - - 4 - - - 1 5 0% 5 - - - - - - - 7 - - - - 7 0% 6 - - - - - - - - - - - - - 0% Subtotal - - - 1 - - - 1 7 - - - 1 1 9 1% Total insurance companies $ 380 $ 3 05 $ 2 33 $ 209 $ 1 66 $ 1 64 $ 157 $ 1 04 $ 8 3 $ 7 2 $ 4 1 $ 231 $ 2,145 100% Total non-insurance 1 06 - - - - - - - - - 7 - 1 13 Total $ 4 86 $ 3 05 $ 233 $ 209 $ 1 66 $ 1 64 $ 1 57 $ 104 $ 8 3 $ 7 2 $ 4 8 $ 2 31 $ 2,258 (a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest. (b) 77% of not rated securities are NAIC 1 and 5% are held by non-insurance companies. (c) Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, Bank Trust Preferreds, Commercial and Residential Mortgages. Page 25

Appendix F American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2021 ($ in millions) Fair Value By Collateral Type Single Triple Mortgage Commercial Secured Whole Family Net Consumer Servicer Credit Rating (a) Real Estate Financing (c) Auto Business TruPS Rental Railcar Lease Aircraft Loans Receivables Other Total % Total Investment Grade AAA $ 690 $ 25 $ 181 $ - $ - $ 128 $ - $ 89 $ - $ 33 $ 39 $ 145 $ 1,330 50% AA 8 67 20 40 1 67 23 - 25 9 46 - 15 4 20 16% A - 4 4 7 4 2 0 - 1 32 1 1 5 4 3 5 - 1 09 4 16 16% BBB - 1 - 1 59 - - - - 4 2 - 6 2 1 0 2 74 10% Subtotal 6 98 1 37 2 08 2 03 1 87 1 51 1 32 1 25 1 05 1 14 1 01 2 79 2,440 92% BB - 1 - - - - - - 3 - - - 4 0% B - 1 - - - - - - 8 - - - 9 0% CCC, CC, C - - - - - - - - - - - - - 0% D - - - - - - - - - - - - - 0% Subtotal - 2 - - - - - - 1 1 - - - 1 3 0% Not Rated (b) - 1 57 - - - - - - 3 - - 6 3 2 23 8% Total $ 698 $ 296 $ 2 08 $ 2 03 $ 187 $ 1 51 $ 1 32 $ 125 $ 119 $ 114 $ 1 01 $ 3 42 $ 2,676 100% Fair Value By Collateral Type Single Triple Mortgage Commercial Secured Whole Family Net Consumer Servicer NAIC designation Real Estate Financing (c) Auto Business TruPS Rental Railcar Lease Aircraft Loans Receivables Other Total % Total 1 $ 504 $ 267 $ 49 $ 44 $ 187 $ 151 $ 132 $ 125 $ 63 $ 106 $ 39 $ 268 $ 1,935 87% 2 - 1 - 1 59 - - - - 42 - 6 2 1 0 274 12% Subtotal 5 04 2 68 49 2 03 1 87 1 51 1 32 1 25 1 05 1 06 1 01 2 78 2,209 99% 3 - 1 - - - - - - 3 - - - 4 0% 4 - 1 - - - - - - 8 - - - 9 1% 5 - - - - - - - - 2 - - - 2 0% 6 - - - - - - - - - - - - - 0% Subtotal - 2 - - - - - - 1 3 - - - 1 5 1% Total insurance companies $ 504 $ 270 $ 4 9 $ 203 $ 1 87 $ 1 51 $ 132 $ 125 $ 1 18 $ 1 06 $ 1 01 $ 278 $ 2,224 100% Total non-insurance 1 94 2 6 1 59 - - - - - 1 8 - 6 4 4 52 Total $ 698 $ 296 $ 2 08 $ 2 03 $ 187 $ 1 51 $ 132 $ 125 $ 1 19 $ 114 $ 1 01 $ 342 $ 2,676 (a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest. (b) 87% of not rated securities are NAIC 1 and 12% are held by non-insurance companies. (c) Secured Financings are privately placed funding agreements secured by assets including Bank Loans, Single Family Rental properties, and other Commercial Loans and Leases. Page 26

Appendix G American Financial Group, Inc. Real Estate-Related Investments 6/30/2022 ($ in millions) Investments accounted for using equity method (Real Estate Funds/Investments) (a) % of Investment Type Book Value Book Value Occupancy (b) Collection Rate (c) Multi-family $ 1,091 91% 96% 98% Fund Investments 50 4% - - QOZ Fund - Development 19 2% 93% 98% Office 15 1% - - Hospitality 9 1% 81% 100% Land Development 8 1% - - Student Housing 1 0% - - Total $ 1,193 100% Real Estate % of Property Type Book Value Book Value Debt Resort & Marina $ 52 51% $ - Marina 38 37% - Hotel - 0% - Office Building 10 10% - Land 2 2% - Total $ 102 100% $ - Mortgage Loans % of Loan To Property Type Book Value Book Value Value (d) Multifamily 489 71% 67% Hospitality 146 21% 52% Office 57 8% 73% Retail - 0% - Total $ 692 100% 64% Currently, no loans are receiving interest deferral through forbearance agreements. (a) Total investments accounted for using the equity method is $1.6 billion, the amounts presented in this table only relate to real estate funds/investments. (b) Occupancy as of 6/30/22 (c) Collections for April - June (d) Based on most recent property appraisals, the vast majority of which are prior to March 2020. Page 27

Appendix H American Financial Group, Inc. Real Estate-Related Investments 12/31/2021 ($ in millions) Investments accounted for using equity method (Real Estate Funds/Investments) (a) % of Investment Type Book Value Book Value Occupancy (b) Collection Rate (c) Multi-family $ 1 ,000 88% 96% 98% Fund Investments 43 4% - - Student Housing 30 3% 94% 98% Land - Development 19 2% - - QOZ Fund - Development 15 1% - - Office 15 1% 81% 100% Hospitality 8 1% - - Total $ 1 ,130 100% Real Estate % of Property Type Book Value Book Value Debt Marina $ 5 3 42% $ - Resort & Marina 38 31% - Hotel 21 17% - Office Building 11 8% - Land 2 2% - Total $ 1 25 100% $ - Mortgage Loans % of Loan To Property Type Book Value Book Value Value (d) Hospitality 316 61% 67% Multi-family 146 28% 54% Office 58 11% 73% Retail - 0% 0% Total $ 5 20 100% 64% Currently, no loans are receiving interest deferral through forbearance agreements. (a) Total investments accounted for using the equity method is $1.5 billion, the amounts presented in this table only relate to real estate funds/investments. (b) Occupancy as of 12/31/21 (c) Collections for October - December (d) Based on most recent property appraisals, the vast majority of which are prior to March 2020. Page 28